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                                                                    EXHIBIT 10.4

         THIS WARRANT AND THE SHARES OF COMMON STOCK SUBJECT TO THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION OF THIS WARRANT OR THE SHARES MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATING THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.


                          AMERICAN TRAINING GROUP, INC.

                          AMENDED AND RESTATED WARRANT
                            TO PURCHASE COMMON STOCK

                           ($0.01 Par Value Per Share)


         This certifies that, for value received, ("the Holder"), is entitled to subscribe for and purchase the number of shares of fully paid and non-assessable shares of Common Stock of American Training Group, Inc. (the "Company") determined as provided in Section 1 hereof (subject to adjustment from time to time pursuant to Section 5 hereof), at the price specified in Section 2 hereof, as may be adjusted from time to time pursuant to Section 5 hereof (the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth.

         As used herein, the term "Common Stock" shall mean the Company's presently authorized Common Stock and any stock into or for which such Common Stock may hereafter be converted or exchanged; and the term "IPO" shall mean the initial public offering of shares of Common Stock registered under the Securities Act of 1933, as amended.

         1.       TERM OF WARRANT; NUMBER OF SHARES.

         The purchase right represented by this Warrant may be exercised at any time or from time to time prior to the earlier of (i) seven (7) years from the date the IPO closes and (ii) eight (8) years from the date hereof. The number of shares of Common Stock subject to this Warrant (the "Underlying Shares") shall be equal to sixty-eight (68) shares of Common Stock, as adjusted pursuant to
Section 5 hereof, or in the event of the IPO, if greater, two percent (2.0%) of the sum of (a) the number of shares of Common Stock outstanding immediately prior to the closing date of the IPO, plus (b) the number of shares of Common Stock issuable by the Company as of the closing date of the IPO in connection with the acquisition of "founding" companies by the Company as of or prior to such date. The


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number of shares of Common Stock subject to this Warrant shall be subject to adjustment from time to time pursuant to the provisions of Section 5 hereof.

         2.       WARRANT PRICE.

         The Warrant Price is the greater of (a) one dollar ($1.00) per share, subject to adjustment from time to time pursuant to the provisions of Section 5 hereof, and (b) following the IPO, the price per share that shares of Common Stock are sold to the public in the IPO, subject to adjustment from time to time following the IPO pursuant to the provisions of Section 5 hereof.

         3.       METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT.

         Subject to Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit 1 duly executed) at the principal office of the Company and by the payment to the Company, by certified check or wire transfer, of an amount equal to the then applicable Warrant Price per share multiplied by the number of shares then being purchased. The Warrant Price shall be payable, at the option of the holder hereof, (a) by wire transfer, certified check, official bank check or bank cashier's check payable to the order of the Company or (b) by the surrender of Warrants exercisable for a number of shares having a Market Price as of the date of surrender equal to the aggregate Warrant Price of all Warrants covered thereby. "Market Price" means the average closing price of a share of Common Stock for the ten (10) consecutive trading days preceding such date on the principal national securities exchange (including the Nasdaq national market) on which the shares of Common Stock are listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange (including the Nasdaq National Market), the average of the bid and asked prices during such 10-day period in the over-the-counter market as furnished by Nasdaq, or, if the shares of Common Stock are not publicly traded, as determined by, the Board of Directors of the Company in good faith. The Company agrees that the shares so purchased shall be deemed to be issued to the holder thereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. In the event of any exercise of the rights represented by this Warrant, certificates for shares of stock so purchased shall be delivered to the holder hereof within 15 days thereafter and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the shares, if any, with respect to which this Warrant shall not then have been exercised, shall also be issued to the holder hereof within such 15-day period.

         4.       STOCK FULLY PAID; RESERVATION OF SHARES.

         All Underlying Shares will, upon issuance, be fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times

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have authorized, and reserved for the purpose of the issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

         5.        ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES.

         The kind of securities purchasable upon the exercise of this Warrant, the Warrant Price and the number of shares purchasable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

                  (a) RECLASSIFICATION, CONSOLIDATION OR MERGER. In case of any reclassification or change of outstanding securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), shall execute a new warrant, providing that the holder of this Warrant shall have the right to exercise such new Warrant and procure upon such exercise, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification or change by a holder of one share of Common Stock. Such new Warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 5. The provisions of this Section 5(a) shall similarly apply to successive reclassifications and changes.

                  (b) SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination.

                  (c) STOCK DIVIDENDS. If the Company at any time while this Warrant is outstanding and unexpired shall pay a dividend with respect to Common Stock payable in, or make any other distribution with respect to Common Stock (except any distribution specifically provided for in the foregoing Section 5(a) or Section 5(b) or in the following Section 5(d)) of, Common Stock, then the Warrant Price shall be adjusted, from and after the date of determination of stockholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (a) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution and (b) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution.

                  (d) EXTRAORDINARY DIVIDENDS. In case the Company shall declare a dividend upon its Common Stock (except a dividend payable in shares of Common Stock referred to in Section 5(c)) payable otherwise than out of retained earnings, the

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         per share Warrant Price in effect immediately prior to the declaration of such dividend shall be reduced (but not below par value) by an amount equal, in the case of a dividend in cash, to the amount thereof payable per share of Common Stock or, in the case of any other dividend, to the fair value thereof per share of Common Stock as determined in good faith by the Board of Directors of the Company. For the purposes of the foregoing, a dividend payable other than in cash shall be considered payable out of retained earnings only to the extent that such retained earnings are charged an amount equal to the fair value of such dividend as determined by the Board of Directors of the Company. Such reduction shall take effect as of the date on which a record is taken for the purpose of such dividend or, if a record is not taken, the date as of which the holders of the Common Stock of record entitled to such dividend are to be determined. Appropriate readjustment of the per share Warrant Price shall be made in the event that any dividend referred to in this Section 5(d) shall be lawfully abandoned.

                  (e) ADJUSTMENT OF NUMBER OF SHARES. Upon each adjustment in the Warrant Price pursuant to any of Sections 5(b) or 5(c) hereof, the number of shares of Common Stock purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

         6.       NOTICE OF ADJUSTMENTS.

         Whenever any Warrant Price shall be adjusted pursuant to Section 5 hereof, the Company shall prepare a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, the Warrant Price or Prices after giving effect to such adjustment and the number of shares then purchasable upon exercise of this Warrant, and shall cause copies of such certificate to be mailed (by first class mail, postage prepaid) to the holder of this Warrant at the address specified in
Section 9(d) hereof, or at such other address as may be provided to the Company in writing by the holder of this Warrant.



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         7.       FRACTIONAL SHARES.

         No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

         8.       COMPLIANCE WITH SECURITIES ACT; REGISTRATION RIGHTS.

                  (a) The holder of this Warrant, by acceptance hereof, agrees that this Warrant and the Underlying Shares are being acquired for investment and that it will not offer, sell or otherwise dispose of this Warrant or any Underlying Shares except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the "Securities Act"). Upon exercise of this Warrant, the holder hereof shall, if requested by the Company and the holder, confirm in writing, in a form satisfactory to the Company, that the Underlying Shares are being acquired for investment and not with a view toward distribution or resale. This Warrant and the certificates representing the Underlying Shares (unless registered under the Securities Act) shall be stamped or imprinted with a legend substantially in the following form:

                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION THAT SUCH REGISTRATION IS NOT REQUIRED."

                  (b) Unless counsel for the Company is of the opinion that to do so is not permitted under the Securities Act as then interpreted by the Securities and Exchange Commission, upon the written request of the holder of this Warrant setting forth such holder's intent to exercise all or any portion of this Warrant, the Company shall, subject to the conditions of this Section 8, as expeditiously as reasonably possible, endeavor in good faith to register and/or qualify under applicable Federal or State law the sale to such holder of the Underlying Shares and any required listing with any securities exchange following such exercise as may be required reasonably to permit the resale or other disposition of such Underlying Shares.



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                  (c) In the event registration or qualification under
         subsection (b) is not permitted and/or the holder elects to proceed under this subsection (c), upon the written request of the holder of this Warrant setting forth such holder's intent to transfer all or any portion of the Underlying Shares and requesting that the Company effect the registration or qualification under applicable Federal or State law of such transfer, the Company shall, subject to the conditions of this
         Section 8, as expeditiously as reasonably possible, endeavor, in good faith, to effect any such registration or qualification of such Underlying Shares and any required listing with any securities exchange as may be required reasonably to permit the sale or other disposition of any such Underlying Shares.

                  (d) The Company shall not be required to register or qualify or to use its best efforts to effect any registration or qualification of the Underlying Shares under the Securities Act or any applicable State securities law or regulation pursuant to this Section 8 on any form other than Form S-3 or any successor thereto.

                  (e) The Company shall maintain the effectiveness of any registration statement filed in connection with any registration pursuant to this Section 8 and, if necessary, amend the registration statement and supplement the prospectus (i) if the registration statement has been filed pursuant to subsection (b) above, so long as the Warrant remains unexercised, or (ii) if the registration statement has been filed pursuant to subsection (c) above, until all Underlying Shares have been sold or otherwise disposed.

                  (f) The Company agrees to pay all expenses in connection with the registration effected pursuant to this Section 8 other than underwriting or brokerage fees or discounts and the legal fees and expenses of counsel for any holder of Underlying Shares.

                  (g) In connection with the registration or qualification of securities under this Section, the Company hereby agrees to indemnify the holder of the Underlying Shares and each person, if any, who controls such holder within the meaning of Section 15 of the Securities Act, against all losses, claims, damages and liabilities caused by any untrue or alleged untrue, statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by or on behalf of such holder expressly for use therein, and the Company and each officer, director and controlling person of the Company shall be indemnified by each holder of Underlying Shares for all such losses, claims, damages and liabilities caused by any untrue, or alleged untrue,

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         statement or omission or alleged omission, based upon information furnished in writing to the Company by or on behalf of such holder for any such use.

                  Promptly upon receipt by a party indemnified under this subsection (g) of notice of the commencement of any action against such indemnified party in respect of which indemnity or reimbursement may be sought against any indemnifying party under this subsection, such indemnified party shall notify the indemnifying party in writing of the commencement of such action, but the failure so to notify the indemnifying party shall not relieve it of any liability which it may have to any indemnified party otherwise than under this subsection. In case notice of commencement of any such action shall be given to the indemnifying party as above provided, the indemnifying party shall be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and satisfactory to such indemnified party. The indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by the indemnified party unless the indemnifying party either agrees to pay the same or fails to assume the defense of such action with counsel satisfactory to the indemnified party. No indemnifying party shall be liable for any settlement entered into without its consent.

                  (h) The holder of this Warrant or any Underlying Shares agrees that it will not sell or otherwise transfer any Underlying Shares for a period of 90 days following any underwritten public offering of Common Stock by the Company.

                  (i) The Company's obligation to register Underlying Share under this Section 8 shall be subject to the condition that each holder of Underlying Shares participating in any registered offering shall have provided such information and executed such documents not inconsistent with the terms of this Warrant, as may be requested by the Company in connection with such registration.

         9.       MISCELLANEOUS.

                  (a) NO RIGHTS AS STOCKHOLDER. No holder of the Warrant or Warrants shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or

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         to receive dividends or subscription rights or otherwise until the
         Warrant or Warrants shall have been exercised and the shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

                  (b) REPLACEMENT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction on delivery of an indemnity agreement or bond reasonably satisfactory in form and amount to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company, at its expense, will execute and deliver, in lieu of this Warrant, a new Warrant of like tenor.

                  (c)      NOTICE OF CAPITAL CHANGES.  In case:

                           (i) the Company shall declare any dividend or distribution payable to the holders of its Common Stock;

                           (ii) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with, or sale of all or substantially all of its assets to, another corporation or business organization; or

                           (iii) there shall be a voluntary or involuntary
                  dissolution, liquidation or winding up of the Company;

         then, in any one or more of said cases, the Company shall give the holder of this Warrant written notice, in the manner set forth in
         Section 9(d) below, of the date on which a record shall be taken for such dividend or distribution or for determining stockholders entitled to vote upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up and of the date when any such transaction shall take place, as the case may be. Such written notice shall be given at least 30 days prior to the transaction in question and not less than 20 days prior to the record date in respect thereof.

                  (d) NOTICE. Any notice given to either party under this Agreement shall be in writing, and any notice hereunder shall be deemed to have been given upon delivery, addressed to the Company at its principal executive offices and to the holder at its address set forth in the Company's books and records or at such other address as the holder may have provided to the Company in writing.

                  (e) NO IMPAIRMENT. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed

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         hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions in this Warrant.

                  (f) GOVERNING LAW. This Warrant shall be governed by and construed under the laws of the Commonwealth of Massachusetts.

         This Warrant is executed as of this 15th day of January, 1998.

                                     AMERICAN TRAINING GROUP, INC.


                                     By:____________________________

                                     Name:__________________________

                                     Title:_________________________

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                                                                       EXHIBIT 1


                               NOTICE OF EXERCISE


To:  AMERICAN TRAINING GROUP, INC.

         1. The undersigned hereby elects to purchase _____ shares of the Common Stock of American Training Group, Inc. (the "Company") pursuant to the terms of the attached Warrant, and [check box] [ ] tenders herewith payment of the purchase price of such shares in full, [ ] sells, assigns and transfers to the Company all of the rights of the undersigned under the attached Warrant, with respect to the number of shares of Common Stock covered by such Warrant sufficient to pay the purchase price in full.

         2. Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below.



                       -------------------------------
                                     (Name)


                       -------------------------------

                       -------------------------------
                                    (Address)


         3. The undersigned represents that the aforesaid shares of Common Stock are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares.



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                                Signature